                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-44225, 33-60191, 33- 60842, and 333-13157.



                                       WILLIAMSON PETROLEUM CONSULTANTS, INC.

March 25, 1997


                                      -68-